UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Digerati Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Shareholder:

We are pleased to invite you to attend Digerati’s Annual Meeting of Shareholders, which will be held at 9:00 a.m., Central Daylight Time, on September 15, 2014, at 10777 Westheimer, Suite 1100, Houston, Texas. Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the Meeting. Your attendance is important, regardless of the number of shares you hold.

Shareholders of record at the close of business on July 24, 2014 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Your vote is important. Whether or not you plan to attend the Meeting, we hope you will vote as soon as possible. You may vote on the Internet, by telephone, or by completing and mailing the enclosed proxy card. Information about each of these voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

On behalf of everyone at Digerati, we thank you for your ongoing interest and investment in the company.

Sincerely,

Arthur L. Smith
President and Chief Executive Officer

THIS PROXY STATEMENT AND PROXY CARD ARE
BEING DISTRIBUTED ON OR ABOUT JULY 31, 2014.

DIGERATI TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 15, 2014

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Digerati Technologies, Inc., a Nevada corporation, will be held on September 15, 2014, at 9:00 a.m., Central Daylight Time, at 10777 Westheimer, Suite 1100, Houston, Texas, for considering and acting upon the following proposals:

1.	Election of a board of directors consisting of two persons.

2.	Non-binding advisory vote to approve executive compensation.

3.	Non-binding advisory vote on the frequency of future votes on executive compensation.

4.	Ratification of the selection of LBB & Associates Ltd., LLP as Digerati’s independent registered public accounting firm for the fiscal year ending July 31, 2014.

5.	Transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 24, 2014 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

All shareholders as of the close of business on the record date are cordially invited to attend the Meeting in person, but whether or not you plan to attend, we urge you to review these materials carefully and to vote by Internet, telephone or by submitting your proxy card as promptly as possible.

By Order of the Board of Directors,

Arthur L. Smith
President, Chief Executive Officer and Secretary

San Antonio, Texas
July 31, 2014

TABLE OF CONTENTS

Internet Availability of Proxy Materials	1
Solicitation of Proxies	1
Voting Securities and the Principal Holders Thereof	1
Directors and Executive Officers	4
Compliance with Section 16(a) of the Exchange Act	4
Corporate Governance	4
Proposal 1 – Election of Directors	6
Compensation of Directors and Executive Officers	7
Summary Compensation Table	8
Outstanding Equity Awards as of July 31, 2013	9
Proposal 2 – Advisory Vote to Approve Executive Compensation	9
Proposal 3 – Frequency of Advisory Votes on Executive Compensation	10
Proposal 4 – Ratification of Independent Accounting Firm	10
Other Business	11
Shareholder Proposals for Next Annual Meeting	11
Additional Information	11
Householding of Annual Disclosure Documents	11

(i)

DIGERATI TECHNOLOGIES, INC.
3463 Magic Drive, Suite 355
San Antonio, TX 78229

INTERNET AVAILABILITY OF PROXY MATERIAL

These proxy materials, including the Proxy Statement, Form of Proxy and Annual Report on Form 10-K for the fiscal year ended July 31, 2013, are being made available to the shareholders of Digerati Technologies, Inc., a Nevada corporation (“Digerati”) at http://www.proxyvote.com. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you would like to receive a printed copy of the proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Digerati, for use at the Annual Meeting of Shareholders (the “Meeting”) to be held at 9:00 a.m., Central Daylight Time on September 15, 2014 at 10777 Westheimer, Suite 1100, Houston, Texas, and at any adjournment or postponement thereof.

The cost of soliciting proxies will be borne by Digerati. In addition to solicitation by mail, Digerati’s directors, officers and employees may solicit proxies by telephone or otherwise and Digerati will reimburse brokers or other persons holding shares in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such shares. It is anticipated that the mailing of this Proxy Statement will commence on or about July 31, 2014.

VOTING SECURITIES AND THE PRINCIPAL HOLDERS THEREOF

Only shareholders of record at the close of business on July 24, 2014, the record date, will be entitled to vote. At July 24, 2014, there were outstanding 1,977,626 shares of Digerati’s Common Stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock is entitled to one vote on each matter that is properly brought before the Meeting.

Admission to the Meeting

Only Digerati shareholders may attend the Meeting. Proof of ownership of Digerati Common Stock, along with personal identification (such as a driver’s license or passport), must be presented to be admitted to the Meeting. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Meeting in person, you must bring a brokerage statement or other proof of ownership to be admitted to the Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Meeting.

Registered Shareholders

Registered shareholders (shareholders who own Digerati shares in their own names on the books of Digerati’s transfer agent) may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•	By Telephone. You may submit a proxy by telephone (from the U.S. and Canada only) using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call.

•	By Internet. You may submit a proxy electronically on the Internet by following the instructions provided on your proxy card.

•	By Mail. You may indicate your vote by completing, signing and dating your proxy card and returning it in the business reply envelope.

•	In Person. You may vote in person at the Meeting by completing a ballot; however, attending the Meeting without completing a ballot will not count as a vote.

Street-name Shareholders

Street-name shareholders (shareholders who own shares beneficially in the name of a bank, broker or other holder of record on the books of Digerati’s transfer agent) may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By telephone or by Internet, as indicated on your Voting Instruction Form. Please refer to your Voting Instruction Form or other information forwarded by your bank, broker or other holder of record to determine whether you may submit a proxy electronically on the Internet or by telephone, following the instructions on the Voting Instruction Form or other information provided by the record holder.

•	By Mail. You may indicate your vote by completing, signing and dating your Voting Instruction Form and returning it in the business reply envelope.

•
In Person with a Proxy from the Record Holder. A street-name shareholder who wishes to vote in person at the Meeting will need to obtain a legal proxy from its bank, broker or other holder of record. Please consult the Voting Instruction Form or other information sent to you by your bank, broker or other holder of record to determine how to obtain a legal proxy to vote in person at the Meeting.

Revoking Your Vote

If you are a registered shareholder, you may revoke your vote at any time before your shares are voted at the Meeting by:

•	timely submitting a proxy with new voting instructions using the Internet or telephone voting system;

•	timely delivering a valid, later-dated executed proxy card;

•	voting in person at the Meeting by completing a ballot; however, attending the Meeting without completing a ballot will not revoke any previously submitted proxy; or

•	timely filing an instrument of revocation with the Secretary of Digerati Technologies, Inc. at 3463 Magic Drive, Suite 355, San Antonio, Texas 78229

If you are a street-name shareholder and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or other holder of record in accordance with that entity’s procedures.

Vote Required for Approval

The presence, in person or by proxy, of shareholders entitled to cast at least one-third of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business. All proxies received will be voted in accordance with the instructions of the shareholder. Shares held in street name will be voted in accordance with the instructions given by the beneficial owner to their broker or nominee. Where the beneficial owner does not give instructions to their broker or nominee, the broker or nominee may return a proxy without indicating how the shares are to be voted (a “broker non-vote”). Broker non-votes will be counted for purposes of determining whether a quorum is present and will be voted in accordance with the recommendations of the Board of Directors set forth below with respect to each proposal.

Election of Directors: In the election of directors, every shareholder has the right to vote each share of stock owned by such shareholder on the record date for as many persons as there are directors to be elected. Cumulative voting is not permitted. To be elected, a director-nominee must receive a plurality of the votes cast at the meeting. Only votes cast FOR a nominee will be counted. Shares of common stock of shareholders withholding the authority to vote for any nominee will be counted as present at the Meeting for the purpose of determining whether a quorum is present but will not be counted as votes cast for such purposes and therefore will have no effect on the results of the election. The Board of Directors unanimously recommends that you vote “FOR” each of the two nominees for director listed in these proxy materials.

Advisory Vote to Approve Executive Compensation: The affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, present in person or represented by proxy at the Meeting, is required for approval. Abstentions will be counted as present at the Meeting for the purpose of determining whether a quorum is present and will have the same effect as a vote against this proposal. The vote is non-binding on the Board of Directors but will be considered by the Board of Directors in connection with the executive compensation paid during the current fiscal year. The Board of Directors unanimously recommends that you vote “FOR” approval of Digerati’s Executive Compensation.

Advisory Vote on Frequency of Advisory Vote on Executive Compensation: The proxy card provides shareholders with the opportunity to choose among three options for the frequency of the advisory vote on executive compensation: every year, every second year or every third year or to abstain from voting on this proposal. The vote is non-binding on the Board of Directors but the option that receives the most votes, though less than a majority of the votes cast, will be considered by the Board of Directors in connection with a determination of the frequency with which an advisory vote on executive compensation is submitted to the shareholders. Abstentions will be counted for the purpose of determining whether a quorum is present but will not be counted as votes cast for any option and will have no effect on the results. The Board of Directors unanimously recommends that you select the “3 YEAR” option.

Ratification of Selection of LBB & Associates Ltd., LLP: The affirmative vote of a majority of the votes cast by the shareholders entitled to vote thereon, present in person or represented by proxy at the Meeting, is required to approve the ratification of LBB & Associates Ltd., LLP as Digerati’s independent accountant for the fiscal year ended July 31, 2014. Abstentions will be counted as present at the Meeting for the purpose of determining whether a quorum is present and will have the same effect as a vote against this proposal. The Board of Directors unanimously recommends that you vote “FOR” LBB & Associates Ltd., LLP as Digerati’s independent accounting firm for the fiscal year ended July 31, 2014.

Shares of Common Stock held by shareholders who do not return a signed and dated proxy and who do not attend the Meeting in person will not be considered present at the Meeting, will not be counted towards a quorum and will not be entitled to vote on any matter.

Securities Ownership of Certain Beneficial Owners and Management

The following table lists the beneficial ownership of shares of Digerati Common Stock by (i) each person known to Digerati to own more than five percent of the issued and outstanding voting securities, (ii) each current director and nominee, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Information with respect to officers, directors and their families is as of July 24, 2014 and is based on the books and records of Digerati and information obtained from each individual. Information with respect to other shareholders is based upon the Schedule 13D or Schedule 13G filed by such shareholders with the Securities and Exchange Commission. Unless otherwise stated, each named individual or group has sole voting power and beneficial ownership and the business address of each individual or group is 3463 Magic Drive, Suite 355, San Antonio 78229. All percentages are based upon 1,977,626 shares of Common Stock outstanding as of July 24, 2014.

NAME OF	COMMON	% OF
INDIVIDUAL OR GROUP	STOCK	CLASS

INDIVIDUAL OFFICERS,
DIRECTORS AND NOMINEES

Arthur L. Smith	59,800	3.0%
President, Chief Executive Officer
Retiring Director

James J. Davis	-0-	*
Retiring Director

William E. McIlwain	31,570	1.6%
Retiring Director

Craig K. Clement	100	*
Director Nominee

Maxwell A. Polinsky	4,400	*
Director Nominee

Antonio Estrada Jr.	62,300	3.2%
Chief Financial Officer

ALL OFFICERS AND
DIRECTORS AS A GROUP	158,170	8.0%

* Less than 1%.

DIRECTORS AND EXECUTIVE OFFICERS

The name and business experience of each of the directors and executive officers of Digerati, as of July 24, 2014, is set forth below:

James J. Davis (67), the Chairman of the Board of Directors and a director, is a private investor and management consultant with more than 40 years’ experience in financial and administrative roles in public and private companies. He is a founding partner of Pluris Capital Advisors, Inc., a private investment group formed to invest in engineering, consulting and technical service companies serving the energy and industrial infrastructure markets. From 2009 until his retirement in 2013, Mr. Davis was the Chief Financial Officer of Express Energy Services, LLC, a privately equity owned company that provides drilling, completion and decommissioning services in the oil and gas industry. From 2004 to 2007, Mr. Davis was the Vice President and Chief Financial Officer of CapRock Communications, Inc., a private equity owned company that provides broadband satellite communication services to the energy, government, maritime, construction and mining industry in remote locations. Prior to 2007, Mr. Davis served in various senior finance capacities with Parker Drilling Company, MAPCO, Inc., Mesa Petroleum and Gulf Oil Company.

William E. McIlwain (73), a director, was the co-founder and President of Gary Greene, Better Homes and Gardens Real Estate Company until its sale in 2000. Since 2000, Mr. McIlwain has been an independent businessman engaged in providing commercial real estate services and sales of industrial pipe and a private investor with investments in a variety of small cap and startup businesses.

Arthur L. Smith (49) is the Chief Executive Officer, President, Secretary and a director. Mr. Smith has over 20 years of public company experience with a comprehensive background in technology and global telecommunications. Over the years, Mr. Smith has developed expertise in broad-based areas that includes corporate finance, fiscal/P&L management, business development, mergers & acquisitions, strategic/tactical planning, sales/operational management, and international business. As a founder of Digerati, he has held various positions within the company, including Chairman, CEO, and President of the company's international subsidiary. He is also co-founder and former Chairman of Globalscape, Inc., a leading provider of Internet-based information exchange solutions and former wholly-owned subsidiary of Digerati. Globalscape was spun-off to the Company's shareholders in 2000 (NYSE: GSB). Mr. Smith was an officer of Digerati at the time it filed for protection under Chapter 11 of the United States Bankruptcy Code on May 30, 2013.

Antonio Estrada (39) is the Chief Financial Officer and Treasurer. Mr. Estrada is a seasoned financial executive with over 15 years of public company and telecommunications industry experience. His experience includes SEC reporting, accounting management, financial reporting, forecasting, strategic planning, grant writing, corporate finance, GAAP accounting, audit, and treasury/cash management. He has served in various roles within Digerati, including International Accounting Manager, Treasurer, Internal Auditor, Controller, Sr. VP of Finance and CFO. Mr. Estrada was an officer of Digerati at the time it filed for protection under Chapter 11 of the United States Bankruptcy Code on May 30, 2013.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors and executive officers and persons who own more than 10% of a registered class of equity securities issued by Digerati to file various reports with the Securities and Exchange Commission concerning their holdings of, and transactions in, securities issued by Digerati. Each such person is required to provide copies of the reports filed to Digerati. Based solely on a review of the copies of such forms furnished to Digerati, the Board of Directors believes that none of the officers, directors or owners of 10% of any class of securities issued by Digerati failed to report transactions in securities issued by Digerati or reported such transactions late. Messrs. Arthur L. Smith and Antonio Estrada, both officers of Digerati, have not filed ownership reports relating to the cancellation of outstanding options and shares of preferred stock pursuant to the Agreed Order Confirming Joint Plan of Reorganization Filed by Plan Proponents entered by the United States Court for the Southern District of Texas, Houston Division in In Re Digerati Technologies, Inc. on April 4, 2014.

CORPORATE GOVERNANCE

Director Independence

For a director to be considered independent according to the standards set forth in Section 303A.02 of the New York Stock Exchange Listed Company Manual (the “NYSE Manual”), the Board of Directors must affirmatively determine that the director has no material relationship with Digerati, either directly or as a partner, shareholder or officer of an organization that has a relationship with Digerati. In addition, the NYSE Manual provides that a director will not be considered independent if, within the preceding three years, the director or an immediate family member (i) was an employee of Digerati, (ii) received more than $120,000 per year in direct compensation from Digerati, (iii) is affiliated with or employed by a present or former internal or external auditor of Digerati, (iv) employed as an executive officer of another company for which an executive officer of Digerati serves on the compensation committee or (v) is an executive officer or employee that makes payments to or receives payments from Digerati of more than $1,000,000 or two percent of such other company’s gross revenues.

The Board of Directors has determined that Messrs. James J. Davis and William E. McIlwain and all of the nominees for election to the Board of Directors set forth in these proxy materials satisfy the independence requirements in the NYSE Manual. In making the determination of director independence with respect to Mr. McIlwain, the Board of Directors considered the ownership of 1.6% of Digerati’s outstanding Common Stock by Mr. McIlwain.

Meetings of the Board of Directors

All actions by the Board of Directors during fiscal 2013 were authorized and approved by written consent of the directors. Since July 31, 2013, the Board of Directors has held seven meetings. All directors were present at every meeting held during the term that they served as a director. Digerati does not have a policy regarding attendance of shareholder meetings by members of the Board of Directors and did not hold an annual meeting of shareholders in 2013.

Nominating Committee of the Board of Directors

Digerati does not have a nominating committee because the size of the Board of Directors is too small to establish separate standing committees. The functions of a nominating committee are performed by the Board of Directors.

The directors consider candidates recommended by other members of the Board of Directors, by executive officers and by one or more substantial, long-term shareholders. In addition, the Board of Directors may seek candidates through a third person recruiter. Generally, shareholders who individually or as a group have held 5% of the outstanding Common Stock for over one year will be considered substantial, long-term shareholders. In considering candidates, the directors take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Board of Directors has not established a set of criteria or minimum qualifications for candidacy and each candidate is considered based on the demonstrated competence and knowledge of the individual. To have a candidate considered by the directors, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of ownership of Common Stock, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of her or his qualifications for election as a director and the person’s consent to be named as a director if nominated.

The shareholder’s recommendation and information described above must be sent to us at 3463 Magic Drive, Suite 355, San Antonio, Texas 78229.

Audit Committee and Audit Committee Financial Expert

Digerati does not have an audit committee because the size of the Board of Directors is too small to establish separate standing committees. The functions of an audit committee are performed by the Board of Directors meeting as a whole.

The Board of Directors as a whole reviewed and discussed the audited financial statements with management and discussed with Digerati’s independent accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61. The Board of Directors received the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board and discussed the independence of Digerati’s independent accounting firm. Based upon the disclosures by and discussions with Digerati’s independent account firm, the Board of Directors included the audited financial statements in Digerati’s Annual Report on Form 10-K for the year ended July 31, 2013.

Mr. James J. Davis presently serves as the Audit Committee Financial Expert. In the event Mr. Polinsky is elected to the Board of Directors, he will replace Mr. Davis as the Audit Committee Financial Expert.

Compensation Committee

Digerati does not have a compensation committee because the size of the Board of Directors is too small to establish separate standing committees. The functions of a compensation committee are performed by the Board of Directors meeting as a whole.

Shareholder Communications

Shareholders may communicate directly with the Board of Directors by sending written communications to the attention of the Chairman of the Board of Directors at 3463 Magic Drive, Suite 355, San Antonio, Texas 78229. All correspondence will be delivered to the Chairman of the Board of Directors as soon as reasonably practical.

Board of Directors Leadership Structure and Role in Risk Oversight

Digerati does not have a policy regarding separation of the role of Chairman of the Board of Directors from the role of Chief Executive Officer. Mr. James J. Davis presently serves as Chairman of the Board of Directors and Mr. Arthur L. Smith presently serves as Chief Executive Officer. The separation of these roles is determined on a case by case basis depending upon the immediate needs of Digerati at any time and may be held by the same person at the discretion of the Board of Directors.

The Board of Directors as a whole has responsibility for risk oversight. The Chief Executive Officer serves as member of the Board of Directors and provides direct liaison between management and the Board of Directors. The oversight responsibility of the Board of Directors is enabled by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity, and tax), legal, regulatory, compliance, health, safety and environment, political, and reputational risks.

Code of Ethics

Digerati adopted an Executive Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Controller and other members of the management team. The Executive Code of Ethics may be viewed at: http:// www.digerati-inc.com. A copy of the Executive Code of Ethics will be provided without charge upon written request to 3463 Magic Drive, Suite 355, San Antonio, Texas 78229.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board of Directors of Digerati consists of two persons. Directors are elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. None of the current directors are eligible for re-election at the Meeting.

Each of the following nominees has indicated to Digerati that they are willing and able to serve as a director. In the event that any nominee becomes unable or unwilling to serve as a director, the person named in the proxy will vote the proxy for substitute nominees selected by the Board of Directors unless the number of directors to be elected has been reduced to the number of nominees that are willing and able to serve.

Craig K. Clement (60) is a business consultant with more than 40 years’ experience in various capacities with oil and gas enterprises. Since June 2012, he has been employed by Forge Energy LLC, as a Senior Landman/Business Development Consultant with responsibility for identifying and acquiring drilling prospects. From June 2011 to June 2012, Mr. Clement was engaged by BP America as a consultant in connection with various asset transactions. Prior to 2011, Mr. Clement served as the Executive Vice President and a director of PANACO, Inc., a publicly traded independent exploration and production company with operations in the Gulf of Mexico. From 1992 to 2011, Mr. Clement served as a director of GeoComm, Inc., AdviTech, Inc., and XPEL Technologies Corp. Mr. Clement holds a Bachelor of Business Administration degree from the University of Texas at Austin.

Maxwell A. Polinsky (56) is the Chief Financial Officer and a director of Cougar Minerals Corp., a Canadian-based mineral exploration company that is traded on the TSX Venture Exchange, and a principal in Venbanc Investment and Management Group Inc., an investment and merchant bank he co-founded in 1994. From 2009 to 2011, Mr. Polinsky was the Chief Financial Officer and a director of RX Exploration Inc., a company engaged in re-examination of gold projects within North America that have previously reached advanced exploration, underground development or past gold production. Mr. Polinsky also served as a director of Nerium Biotechnology from 2006 to 2010, Montana Gold from 2005 to 2011, Xpel Technologies from 2003 to 2009, Nighthawk Systems from 2001 to 2007 and DMI Technologies Inc. from 1994 to 2002. Mr.Polinsky holds a Bachelor of Commerce degree from the University of Manitoba.

The Board of Directors recommends a vote FOR all of the nominees.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The compensation programs presently in effect with respect to the Chief Executive Officer and Chief Financial Officer were established by the Agreed Order Confirming Joint Plan of Reorganization Filed by Plan Proponents entered by the United States Court for the Southern District of Texas, Houston Division in In Re Digerati Technologies, Inc. As set forth in the Agreed Order, the Named Executive Officers receive a net base salary of $8,900 per month and Mr. James J. Davis receives director fees of $500 per meeting, subject to a maximum of $2,500 per month. No other compensation is presently being paid by Digerati to its directors or Named Executive Officers.

The following discussion relates to compensation programs in effect prior to April 4, 2014.

Compensation Discussion and Analysis

Digerati’s compensation programs are designed to meet the following objectives:

•
Offer compensation opportunities that attract highly qualified executives, reward outstanding initiative and achievement, and retain the leadership and skills necessary to build long-term shareholder value;

•	Emphasize pay-for-performance by maintaining a portion of executives’ total compensation at risk, tied to both annual and long-term financial performance and the creation of shareholder value; and

•	Further short and long-term strategic goals and values by aligning executive officer compensation with business objectives and individual performance.

The Board of Directors believes that an executive’s compensation should be tied to the performance of the individual and the performance of the complete executive team against both financial and non-financial goals, some of which are subjective and within the discretion of the Board of Directors.

The executive compensation program is intended to be simple and clear, and consists of the following elements (depending on individual performance):

•	Base salary;
•	Annual performance-based cash bonus;
•	Long-term incentives in the form of stock options; and
•	Benefits that are offered to executives on the same basis as non-executive employees.

Role of Management in Determining Compensation Decisions

At the request of the Board of Directors, management makes recommendations to the Board of Directors relating to executive compensation program design, specific compensation amounts, bonus targets, incentive plan structure and other executive compensation related matters for each of Digerati’s executive officers, including the Chief Executive Officer. The Board of Directors maintains decision-making authority with respect to these executive compensation matters.

The Board of Directors reviews the recommendations of management with respect to total executive compensation and each element of compensation when making pay decisions. In allocating compensation among compensation elements, the Board of Directors emphasizes incentive, not fixed compensation to ensure that executives only receive superior pay for superior results. Short- and long-term compensation are valued equally because both short- and long-term results are critical to Digerati’s success. In addition, the compensation program includes various benefits provided to all employees, including life insurance, health insurance and other customary benefits. The objectives and details of why each element of compensation is paid are described below.

Base Salary. The objective for paying base salaries to executives is to reward them for performing the core responsibilities of their positions and to provide a level of security with respect to a portion of their compensation. The Board of Directors considers a number of factors when setting base salaries for executives, including:

•	Existing salary levels;
•	Competitive pay practices;
•	Individual and corporate performance; and
•	Internal equity among executives, taking into consideration their relative contributions to Digerati’s success.

Long-term Incentive Awards. Long-term incentive compensation is provided to focus executives on long-term growth and shareholder return, as well as to encourage executives to remain with Digerati for the long-term. Long-term incentive awards are primarily in the form of grants of stock options and/or stock award pursuant to the 2005 Stock Compensation Plan (the “Option Plan”). The Board of Directors selected this form because of the favorable accounting and tax treatment and the expectation of key employees that they would receive stock options and/or stock grants. The Board of Directors does not have pre-established target award amounts for long-term incentive grants. In determining long-term incentive awards for the Named Executive Officers, the Board of Directors relies on recommendations from the Chief Executive Officer, who considers the individual performance of the executives, the relation of the award to base salary and annual incentive compensation, and associated accounting expense.

Executive Compensation

The following table sets forth the compensation paid by Digerati to each executive officer (the “Named Executive Officers”) during the last two completed fiscal years:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($) (1)		All Other Compensation ($) (2)		Total ($)

Arthur L. Smith CEO & President	2013 2012	$ $	43,900 64,525	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- 44,348	$ $	-0- 46,000	$ $	43,900 154,873

Antonio Estrada Jr. CFO	2013 2012	$ $	83,100 55,630	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- 39,131	$ $	-0- 36,370	$ $	83,100 131,131

(1)
A description of the assumptions made in valuation of options granted can be found in Note 11 to the Financial Statements, which is deemed to be a part of this Item. Effective as of April 4, 2014, all options previously granted to Messrs. Smith and Estrada were cancelled by agreement.

(2)	All other compensation consists of contributions to the Non-Standardized Profit Sharing Plan.

Compensation of the Named Executive Officers consists primarily of a base salary established by the Board of Directors and annual discretionary bonuses authorized by the Board of Directors.

The Board of Directors adopted the 2005 Stock Compensation Plan (the “Option Plan”) on September 29, 2005. Under the Option Plan the Board of Directors may grant up to 30 million shares of Common Stock to Digerati’s officers, directors and employees. Grants may be in the form of incentive stock options, non-statutory stock options, restricted stock awards, and/or unrestricted stock awards. The number of authorized shares of Common Stock that may be granted under the Option Plan automatically increases as of the date of any new grants by the aggregate number of shares subject to such grant. The number and terms of each award is determined by the Board of Directors, subject to the limitation that the exercise price of any option may not be less than the fair market value of the Common Stock on the date of grant.

The Board of Directors approved the Digerati Non-Standardized Profit Sharing Plan (the “Profit Sharing Plan”) on September 15, 2006. Employees, including executive officers, are eligible to participate in the Profit Sharing Plan after one year of employment. Under the Profit Sharing Plan Digerati contributes 25% of the annual base salary of each eligible employee up to a maximum of $46,000 per year. Contributions under the Profit Sharing Plan are fully vested upon funding.

OUTSTANDING EQUITY AWARDS AS OF JULY 31, 2013

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Arthur L. Smith	3,700		$4.60	9/29/2015	-	-
	4,600		$4.60	10/3/2015	-	-
	2,700		$4.60	9/25/2016	-	-
	4,000		$4.60	8/15/2017	-	-
	5,700		$5.18	2/01/2018	-	-
	10,900		$5.75	4/06/2019	-	-

Antonio Estrada Jr.	3,100		$4.60	9/29/2015	-	-
	4,200		$4.60	10/3/2015	-	-
	2,200		$4.60	9/25/2016	-	-
	3,300		$4.60	8/15/2017	-	-
	5,700		$5.18	2/01/2018	-	-
	8,300		$5.75	4/06/2019	-	-

(1)	Effective as of April 4, 2014, all options previously granted to Messrs. Smith and Estrada were cancelled by agreement.

Compensation of Directors

Directors are not paid fees or other compensation for serving in such capacity. Each director that is not an officer of the Company is reimbursed the reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

Digerati does not have a compensation committee of the Board of Directors or other committee that performs the same functions. The functions of a compensation committee are performed by the Board of Directors as a whole. Mr. Arthur L. Smith, a member of the Board of Directors is the Chief Executive Officer and participates in deliberations concerning executive compensation.

Compensation Committee Report

The Board of Directors reviewed and discussed the Compensation Discussion and Analysis with management and, based on such discussion, included the Compensation Discussion and Analysis in these Proxy Materials.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, the Board of Directors is seeking an advisory vote from the Digerati shareholders to approve compensation paid to the Named Executive Officers, as discussed in the sections of this proxy statement titled “Compensation Discussion and Analysis” and “Executive Compensation.” As discussed under the heading “Compensation Discussion and Analysis,” the executive compensation and benefit programs are designed to attract, motivate and retain a highly qualified management team and to appropriately reward individual contributions to the achievement of Digerati’s strategic goals. The Board of Directors believes this approach establishes a solid alignment of Digerati’s executives’ and shareholders’ interests.

Accordingly, the Board of Directors unanimously recommends that shareholders vote, on an advisory basis, in favor of the following resolution:

RESOLVED, that the compensation paid to Digerati’s Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

Although this vote is advisory and is not binding on Digerati, the Board of Directors will take into account the outcome of the vote when considering future executive compensation decisions.

The Board of Directors unanimously recommends a vote FOR the resolution above to approve the compensation paid to the Named Executive Officers.

PROPOSAL 3 – FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Federal securities law also requires that, at least once every six years, shareholders be afforded the opportunity to recommend to the Board of Directors whether future advisory votes on executive compensation should occur every one, two or three years. This offers you the opportunity to cast a non-binding advisory vote on how often the Board of Directors should include a “say on pay” proposal in proxy materials.

The proxy card provides you with the opportunity to choose among three options for the frequency of the vote on executive compensation: every year, every two years or every three years, and also allows you to abstain from voting. The Board of Directors will consider the alternative that receives the most votes cast by shareholders in determining whether a non-binding advisory vote on executive compensation is included in future proxy materials.

The Board of Directors unanimously recommends that a non-binding advisory vote on executive compensation be considered once in each three-year period.

PROPOSAL 4 – RATIFICATION OF INDEPENDENT ACCOUNTING FIRM

The Board of Directors has appointed the firm of LBB & Associates Ltd., LLP as Digerati’s independent accounting firm to audit Digerati’s consolidated financial statements for the fiscal year ended July 31, 2014. The Board of Directors has proposed that the shareholders ratify the appointment of LBB & Associates Ltd., LLP. This firm audited Digerati’s consolidated financial statements for the fiscal year ended July 31, 2013. Representatives of LBB & Associates Ltd., LLP are expected to attend the Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table shows the fees that we paid to the independent accounting firm for services provided to us during the 2013 and 2012 fiscal years:

	2013	2012
Audit Fees	$-0-	$25,000
Audit-Related Fees	$-0-	$-0-
Tax Fees	$-0-	$-0-
All Other Fees	$-0-	$-0-

Audit Fees consist of fees billed for professional services rendered for the audit of Digerati’s annual consolidated financial statements and reviews of the consolidated financial statements included in Digerati’s quarterly report on Forms 10-Q.

Audit-Related Fees consist of services that are reasonably related to the performance of the audit or review of the consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees consist of professional services rendered for tax compliance, tax return review, tax advice and services.

The Board of Directors considered whether the services provided above are compatible with maintaining the independence of LBB & Associates Ltd., LLP.

Pre-Approval of Audit and Non-Audit Services

Prior to engagement of the independent accounting firm for the next year’s audit, the Board of Directors is asked to pre-approve the engagement of the accounting firm, and the projected fees for audit services and audit-related services. The fee amounts approved for the audit and audit-related services are updated to the extent necessary at meetings of the Board of Directors during the year. In the 2013 fiscal year, there were no fees paid to LBB & Associates Ltd., LLP under a de minimis exception to the rules that waives pre-approval for certain non-audit services.

The Board of Directors unanimously recommends that you vote FOR ratification of LBB & Associates Ltd., LLP as Digerati’s independent accounting firm.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the person named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise. In addition, the person named in the accompanying proxy may vote in their discretion on the approval of minutes and matters incident to the conduct of the Meeting.

SHAREHOLDER PROPOSALS FOR
NEXT ANNUAL MEETING

Under the rules of the SEC, if a shareholder wants to submit a proposal for inclusion in the proxy statement and presentation at the 2015 Annual Meeting, the proposal must be received by us at the principal offices of Digerati a reasonable time before we begin to print and send proxy materials for that meeting. Digerati will include the deadline for submission of proposals in a Current Report on Form 8-K when the record date for that meeting is set.

ADDITIONAL INFORMATION

WE WILL PROVIDE A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JULY 31, 2013, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR TO

DIGERATI TECHNOLOGIES, INC.
ATTN: ANTONIO ESTRADA
3463 MAGIC DRIVE, SUITE 355
SAN ANTONIO, TX 78229

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

As permitted by the Securities Exchange Act of 1934, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless those shareholders have notified us of their desire to receive multiple copies of the proxy statement.

Shareholders residing at the same address who currently receive only one copy of the proxy statement and who would like to receive an additional copy of the proxy statement for this Meeting or in the future may contact Digerati’s Chief Financial Officer by phone at (210) 614-7240 or by mail at 3463 Magic Drive, Suite 355, San Antonio, TX 78229.

DIGERATI TECHNOLOGIES, INC.
3463 MAGIC DR.
SUITE 355
SAN ANTONIO, TX 78229

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Craig K. Clement 02 Maxwell A. Polinsky

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. Advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on proposal 3.

	1 year	2 years	3 years	Abstain
3. Frequency of Advisory vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

	For	Against	Abstain
4. Ratify the selection of LBB & Associates Ltd., LLP as the company's independent registered public accounting firm.	☐	☐	☐

NOTE: In their discretion, vote upon such other matters as may properly come before the Meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000217675_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

DIGERATI TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2014

The undersigned holder of Common Stock of Digerati Technologies, Inc. hereby appoints James J. Davis and Katie Keller, and each of them, as proxies, with powers of substitution in each, to vote on behalf of the undersigned at the Annual Meeting of Stockholders to be held at 9:00 a.m. on September 15, 2014, 10777 Westheimer, Suite 1100, Houston, Texas 77042, and at all postponements and adjournments thereof, as designated on the reverse side of this proxy, the number of shares which the undersigned would be entitled to vote if then personally present, and in their discretion upon such other business as may come before the Meeting.

SHARES WILL BE VOTED AS INSTRUCTED, BUT IF NO INSTRUCTION IS GIVEN, SHARES WILL BE VOTED "FOR" ALL THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1; "FOR" PROPOSAL 2; FOR "3 YEARS" IN PROPOSAL 3; "FOR" PROPOSAL 4; AND IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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